EXCLUSIVE VENDOR AGREEMENT


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This  Exclusive Vendor Agreement ("Agreement") dated the 16th day April, 2002 is by and among Pomeroy Computer Resources, Inc., a Delaware corporation, ("PCR"), Pomeroy Computer Resources Sales Company, Inc. ("Pomeroy Sales"), and Pomeroy Computer Resources Operations, LLP, a Kentucky limited liability partnership ("Pomeroy LLP"), with their principal place of business at 1020 Petersburg Road, Hebron, Kentucky 41048 (PCR, Pomeroy Sales and Pomeroy LLP also referred to collectively as "Pomeroy"), Information Leasing Corporation, an Ohio corporation, with its principal place of business at 1023 West Eighth Street, Cincinnati, Ohio 45203 ("ILC") and Technology Integration Financial Services, a division of ILC ("TIFS") with its principal place of business at 1020 Petersburg Road, Hebron, Kentucky 41048 ("TIFS", together with ILC, the "Company").

RECITALS.

A. ILC and Pomeroy are parties to that certain Asset Purchase Agreement dated as of February 27, 2002 (the "Purchase Agreement"), pursuant to which ILC has acquired substantially all of the assets of Technology Integration Financial Services, Inc., a Delaware corporation, including but not limited to, the name "Technology Integration Financial Services" and the letters "TIFS".

B. It is a condition precedent to the consummation of the transactions under the Purchase Agreement that the Company and Pomeroy enter into this Agreement.

C. Pomeroy desires to appoint the Company as its exclusive provider of lease financings for goods sold by Pomeroy directly, or for goods financed either through the Company or directly to any customer of Pomeroy.

D. The Company desires to appoint Pomeroy as its agent for remarketing and reselling of the Equipment (as hereinafter defined).

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the Company and Pomeroy agree as follows:

1.   DEFINITIONS.  As  used  herein:

          (a) "Eligible Leases" means any lease, rental agreement or other agreement entered into by ILC or TIFS after the date of this Agreement, excluding Syndicated Leases pursuant to Section 3.3 hereof, of new computers, networking equipment, and related technology equipment, accessories and peripherals, and any other equipment sold to a lessee by Pomeroy in the normal course of business, or sold to a Pomeroy Customer, as hereinafter defined, by TIFS or ILC and accepted by the Company pursuant to
     Section 4 hereof, which may include up to thirty percent (30%) of Soft Costs for leases of a Rated Credit Quality and up to twenty percent (20%) of Soft Costs for all other leases.

          (b) "Equipment" means the personal property purchased by the Company hereunder that is subject to an Eligible Lease, together with any accessories, attachments, parts and repairs now or hereafter incorporated in or affixed to or used in connection with any such Equipment,


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                           EXCLUSIVE VENDOR AGREEMENT

     and includes equipment substituted for the original Equipment leased or sold under an Eligible Lease and Equipment that may be added to an Eligible Lease.

          (c)  "Lessee"  means  the  Lessee  or Lessees under an Eligible Lease.

          (d) "Soft Costs" means such items as software, consumables, supplies, maintenance agreements, installation costs, shipping expenses, labor costs and various other "for fee" services provided by Pomeroy.

          (e) "Rated Credit Quality" means a Lessee that possesses a Moody's or S&P credit rating equal to or better than a Moody's "Baa" or an S&P "BBB+").

          (f) "Pomeroy Customer" means any company that Pomeroy has engaged in a transaction involving the sale of equipment in excess of $250,000 at any time during the two (2) year period preceding the execution of the lease being entered between the Company and the customer of Pomeroy, but excluding the General Electric Company or Regis Company, except for lease transactions with entities that are specifically originated by Pomeroy or its employees.

2. APPOINTMENT AS PROVIDER. Subject to the terms of this Agreement, Pomeroy hereby appoints the Company as its exclusive provider of lease financing of all equipment sold by Pomeroy. All proposed equipment leases or financing for any customers of Pomeroy shall be first offered to the Company, which shall have the right of first refusal to accept or reject the proposed equipment financing. Pomeroy shall:

          (a) advise all of its employees that the Company is the exclusive provider of lease financing for all equipment sold by Pomeroy;

          (b) cause its employees to use their best efforts to advise the Company of all opportunities to provide lease financing to prospective customers;

          (c) allow the Company to participate in all meetings with prospective customers of Pomeroy;

          (d) continue to market the benefits of TIFS to its employees and customers as it has prior to the sale of the assets of TIFS to ILC and market the benefits of ILC to its employees and customers; and

          (e) allow for the Company to be marketed on its website and other marketing materials and collaterals, which materials shall reflect that Company is independent of Pomeroy.


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                           EXCLUSIVE VENDOR AGREEMENT

Additionally, Pomeroy and the Company shall work together in the development and implementation of joint leasing products and new software integration tools (including, but not limited to, the Pomeroy online quoting tool) in an endeavor to increase the percentage of leases to cash sales.

3.     COMMISSION  ON  ELIGIBLE  LEASES  AND  SYNDICATED  LEASES.

     3.1 Except as otherwise provided in Section 3.3 or agreed to in writing by the parties to this Agreement for specific transactions, the Company agrees to pay Pomeroy up to .5% of the dollar amount of all Eligible Leases funded by the Company as a result of lease financings entered into during the first three
(3) years following the execution of this Agreement payable as follows: (a) the amount of .375% shall be paid quarterly, in arrears during such three (3) year period, within thirty (30) days after the end of each quarter commencing April 17, 2002, until April 16, 2005; and (b) an additional .125% may be paid on April 16, 2005 for each Eligible Lease fully funded during such calendar quarter. If the dollar amount of all Eligible Leases funded by the Company as a result of lease financing entered for the prior three (3) year period plus the dollar amount of all Syndicated Leases (as hereinafter defined) for such period is less than or equal to Three Hundred Twenty-Eight Million Dollars ($328,000,000.00), no additional consideration shall be payable to Pomeroy hereunder for such period. If the dollar amount of all Eligible Leases funded by the Company as a result of lease financing entered during this period plus the dollar amount of all Syndicated Leases (as hereinafter defined) for such period exceeds Three Hundred Twenty-Eight Million Dollars ($328,000,000.00), Pomeroy shall receive a payment in an amount equal to .125% of the dollar amount of all Eligible Leases funded by the Company as a result of lease financing entered for the three (3) year period. Such amount shall be paid within thirty (30) days after the final accounting determination. The determination of any payment made hereunder shall be done in accordance with the provisions of Section 3.4 hereof.

     3.2 Except as otherwise provided in Section 3.3 or agreed to in writing by the parties to this Agreement for specific transactions, the Company agrees to pay Pomeroy .5% of the dollar amount of all Eligible Leases funded by the Company as a result of lease financings entered into after April 16, 2005 until the termination of this Agreement, which shall be payable quarterly in arrears. The commission shall be paid within thirty (30) days after the end of each quarter for Eligible Leases that have been funded by the Company during the prior three (3) month period.

     3.3 In the event the Company elects to syndicate (excluding, however, any securitization transactions or joint ventures) any proposed equipment leases or financings in excess of Five Million and 00/100 Dollars ($5,000,000.00) to a single investor on or before execution of the lease ("Syndicated Leases"), the Company shall pay to Pomeroy fifty percent (50%) of the Total Sales Proceeds actually received by Company. "Total Sales Proceeds" means the gross syndication proceeds received by the Company less (i) any amount funded by the Company, if any; and (ii) any out of pocket costs, fees and expenses directly related to the syndication including, but not limited to, sales or use taxes, legal fees, commissions; and (iii) the Company's transferred costs of funds to carry or hedge such financing prior to syndication. In the event the Company, in accordance with Section 6 hereof, elects not to provide permanent funding for any proposed equipment leases or financings submitted to the Company pursuant to
Section 2 hereof and thereafter syndicates the transaction, the Company shall pay to Pomeroy fifty percent (50%) of the Total Sales Proceeds.


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                           EXCLUSIVE VENDOR AGREEMENT

     3.4 Within thirty (30) days after each quarterly determination made relating to any payment under this Section 3, Company will provide Pomeroy with a reconciliation of the payments to be made pursuant to Sections 3.1, 3.2 or 3.3 for such quarter. In addition, within sixty (60) days after the conclusion of the first three (3) year period set forth in Section 3.1, Company shall provide Pomeroy with a final accounting as to the items relating to the Eligible Leases, along with any supporting documentation reasonably requested by Pomeroy. In the event that the parties shall have any dispute relating to the determination of any quarterly payment or any final payment owed incident to the final accounting, the parties shall implement the procedures set forth in Section 3.1 of the Asset Purchase Agreement, which is incorporated herein by reference, incident to the resolution of any dispute that may arise relating to any payment due or owing pursuant to Sections 3.1, 3.2 or 3.3 of this Agreement.

4. PURCHASE OF EQUIPMENT. Equipment purchased by the Company from Pomeroy and/or Equipment purchased by the Company from a third party for a Pomeroy Customer shall be purchased subject to the terms and conditions of this Agreement. The Company shall not be obligated to purchase any equipment from Pomeroy or to subsequently lease such equipment to any customer of Pomeroy in the event that Company rejects the credit of the proposed lessee. The purchase price of any Equipment shall be the amount agreed upon by Pomeroy, Lessee and ILC at the time of purchase ("Purchase Price").

5. DOCUMENTS. The Company shall pay the Purchase Price within ten (10) days of delivery to and acceptance of the Equipment by the Lessee provided that:

          (a) The Company shall have given to Pomeroy its credit approval of the Lessee as evidenced by either a written notice of approval, written purchase order, or valid Company purchase order number and;

          (b) The Company shall have received the following, satisfactory to the Company in its sole and absolute discretion:

            (i) Properly executed lease, usage agreement or rental agreement satisfactory to the Company and an application and requested financial information;

            (ii) Evidence that the Equipment has been properly installed according to industry standards;

            (iii) Originals  of  the  Company's  certificate  of  acceptance;

            (iv) Originals of UCC financing statement(s) if required by the Company;

            (v) Originals of Pomeroy's (or such other third party's) invoice to the Company complete with all Serial Numbers;

            (vi) Such additional support documents (i.e., corporate guaranty, personal guaranty, subordination agreement, consent and waiver by owner for real estate, etc.) or Lease documents from Lessee as the Company may reasonably require;


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                           EXCLUSIVE VENDOR AGREEMENT

            (vii) Lessee's payment check for the advance rental payment(s) which may be paid directly by Lessee to Pomeroy, by a credit to the Company against payment of the Purchase Price for the Equipment, or such other method of payment acceptable to the Company; and

           (viii) Any  additional  information  reasonably  requested  by ILC.

6. LEASES. At all times during the term of this Agreement, Pomeroy shall submit to the Company the names of prospective Lessees together with proposals for the purchase of equipment by the Company and the subsequent leasing or rental of such equipment by the Company to such prospective Lessees. Pomeroy shall supply the financial data and other credit information pertaining to each prospective Lessee which is necessary for the Company to render in its sole discretion a fair judgment of the credit standing of such prospective Lessee. The Company shall have the right to directly contact prospective Lessees to obtain whatever additional credit and financial information the Company deems necessary. The Company agrees to accept or reject each sale and leasing proposal submitted by Pomeroy within three (3) working days after receipt of all credit and financial data and other information deemed necessary by the Company to render a fair judgment regarding the sale and leasing proposal and the prospective Lessee. In the event the Company fails to accept or reject such proposal within three (3) working days, the Company shall be deemed to have rejected such proposal. For any prospective Lessee that the Company rejects, the Company will use its best efforts to find an alternative source for its financing and shall have five (5) business days from the date rejected to secure such financing. After such time, Pomeroy shall be free to locate other third party sources of financing for any rejected transaction; provided however, during the term of this Agreement, neither Pomeroy nor any of its affiliates shall provide any such financing to a prospective Lessee. Notwithstanding anything contained herein, the Company shall have no obligation hereunder to accept any prospective Lessee or enter into any Lease financing if the Company rejects such financing.

7. APPOINTMENT AS AGENT. The Company hereby appoints Pomeroy as its agent to accumulate, appraise, refurbish and remarket (re-lease or sell but not to renew or sell in place to the then Lessee thereof), in such manner and on such terms as detailed in the attached Asset Refurb and Remarketing Addendum, as the Company in its sole discretion shall deem to be advisable.

8. REPRESENTATIONS AND WARRANTIES; POMEROY. Pomeroy, jointly and severally, represents, warrants and agrees that:

          (a) PCR is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to execute, deliver, and perform its obligations under this Agreement;

          (b) Pomeroy Sales is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to execute, deliver and perform its obligations under this Agreement;

          (c) Pomeroy LLP is a limited liability partnership duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky and has the power to execute, deliver and perform its obligations under this Agreement;


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                           EXCLUSIVE VENDOR AGREEMENT

          (d) PCR, Pomeroy Sales and Pomeroy LLP are duly qualified to do business in such states in the United States where qualification is reasonably believed necessary for their respective business operations;

          (e) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by any necessary corporate and partnership action on the part of PCR, Pomeroy Sales and Pomeroy LLP, as applicable, enforceable against each of PCR, Pomeroy Sales and Pomeroy LLP in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting the rights of creditors generally;

          (f) The execution, delivery and performance by PCR, Pomeroy Sales and Pomeroy LLP of this Agreement does not violate any provision of the articles of incorporation or bylaws of PCR or Pomeroy Sales, or the partnership agreement of Pomeroy LLP and, except for the consent of Deutsche Financial Services Corporation, as Administrative Agent and the other lenders under a Credit Facilities Agreement dated June 28, 2001 which Pomeroy has obtained, will not result in a material breach of or constitute a material default under any indenture or loan agreement or any other agreement, lease or instrument to which Pomeroy is a party or by which they or their respective properties may be bound or affected;

          (g) It will use its best efforts to promote the program addressed in this Agreement; it will use its best efforts, subject to delays caused by acts of God and events that are beyond its control, to timely comply with all orders it receives and will use its best efforts to timely fill all orders, software license agreements, maintenance/service agreements and extended warranty agreements;

          (h) If Pomeroy receives as payment from a Lessee in respect of an Eligible Lease or other obligation arising under an Eligible Lease, Pomeroy agrees to hold such monies in trust for the Company's benefit and shall promptly forward such payment to the Company. If the Company receives any such payment that is the Company's property and which is made payable to Pomeroy, the Company may endorse Pomeroy's name and deposit and negotiate such payments for its own account;

          (i) Each year within one hundred twenty (120) days of Pomeroy's fiscal year end, Pomeroy will provide the Company with a consolidated and consolidating statement of financial condition as of the end of such fiscal year and a statement of earnings and retained earnings for such fiscal year, prepared by a certified public accountant acceptable to the Company, or, at the Company's option, copies of Pomeroy's signed income tax returns for the same period; and

          (j) WITH REGARD TO ALL TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, POMEROY HAS PROVIDED THE COMPANY WITH ALL DOCUMENTS RELATING TO THE LEASE OR THE EQUIPMENT COVERED BY SUCH LEASE AND THERE HAVE BEEN NO ORAL OR
     WRITTEN MODIFICATIONS TO THE LEASE, OR ANY OTHER WRITTEN AGREEMENTS RELATING TO THE EQUIPMENT MADE BY POMEROY OR ITS EMPLOYEES NOT PREVIOUSLY DISCLOSED TO THE COMPANY


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                           EXCLUSIVE VENDOR AGREEMENT

     PRIOR TO THE COMPANY'S EXECUTION OF THE ELIGIBLE LEASE AND OR PURCHASE OF THE EQUIPMENT.

9. REPRESENTATIONS AND WARRANTIES OF ILC. ILC represents and warrants and agrees that:

          (a) ILC is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, and has the corporate power to execute, deliver and perform its obligations under this Agreement;

          (b) ILC is duly qualified to do business in such states in the United States where qualification is reasonably believed necessary for their business operations;

          (c) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of ILC enforceable against it in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting the rights of creditors generally;

          (d) The execution, delivery and performance by ILC of this Agreement does not violate any provision of its articles of incorporation or bylaws of ILC, or result in a material breach of or constitute a material default under any indenture or loan agreement or any other agreement, lease or instrument to which ILC is a party or by which it or its properties may be bound or affected;

          (e) It will use its best efforts to promote the program addressed in this Agreement; it will timely review all credit applications and other materials necessary to make determinations regarding the credit quality of the Lessees, and will use its best efforts to provide financing for all leases generated by Pomeroy that satisfy its credit criteria;

          (f) If Company receives as payment any funds that are the property of Pomeroy, Company agrees to hold such monies in trust for Pomeroy's benefit and shall promptly forward such payment to Pomeroy. If the Company receives any such payment that is Pomeroy's property but which is made payable to Company, Pomeroy may endorse Company's name and deposit and negotiate such payments for its own account; and

          (g) Each year within one hundred twenty (120) days of Company's fiscal year end, Company will provide Pomeroy with a statement of financial condition as of the end of such fiscal year and a statement of earnings and retained earnings for such fiscal year, prepared by a certified public accountant acceptable to Pomeroy, or, at Pomeroy's option, copies of Company's signed income tax returns for the same period.

10. REPRESENTATIONS AND WARRANTIES; EQUIPMENT. With respect to the Equipment sold hereunder by Pomeroy, Pomeroy warrants that:

          (a) title to any Equipment purchased under this Agreement shall be free and clear of all liens, claims and other encumbrances;


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                           EXCLUSIVE VENDOR AGREEMENT

          (b) all names, addresses, amounts and descriptions of Equipment contained in the documents submitted to the Company by Pomeroy are true and correct in all material respects, all signatures by Pomeroy are true and correct and to the best of Pomeroy's knowledge, all signatures of all other parties thereto are true and correct;

          (c) all Equipment for which Pomeroy shall have delivered to the Company must include a certificate of acceptance that the Equipment shall have been properly installed and accepted by Lessee;

          (d) Pomeroy has and will continue to perform all of its obligations under the warranties given by Pomeroy relating to the Equipment, including, but not limited to, the successful installation, warranty service and maintenance of the Equipment by Pomeroy or any agent of Pomeroy; and

          (e) Pomeroy has disclosed to the Company, in writing, all warranties and representations made to Lessee by Pomeroy, its employees or agents and has disclosed in writing to Lessee that such warranties and representations are made by Pomeroy alone and are not in any way made by, or attributable to the Company.

11.     POMEROY'S  BREACH  OF  REPRESENTATIONS  AND  WARRANTIES.

          (a) If (i) Pomeroy breaches any warranty or representation herein with respect to an Eligible Lease entered into by the Company pursuant to this Agreement and/or any Equipment purchased by the Company, and such breach is not corrected within thirty (30) days of written notice thereof by Company to Pomeroy, unless such breach cannot be cured within such thirty (30) day period, in which event Pomeroy shall have a reasonable time beyond such thirty (30) day period to correct such breach provided Pomeroy has commenced to remedy such breach within such thirty (30) day period and continues to diligently pursue such cure; (ii) any Lessee cancels any Eligible Lease or any Eligible Lease is otherwise terminated as a result of Pomeroy's breach of any warranty, representation or service obligation of Pomeroy therein or in any other agreement between Pomeroy and Lessee beyond any cure period, or (iii) any Lessee asserts any valid defense to the Eligible Lease; at the sole discretion of the Company, Pomeroy shall repurchase such Eligible Lease and/or Equipment and Soft Costs from the Company on demand for the balance of the remaining scheduled payments due under the Eligible Lease including any past due rental payments that become due and payable after Lessee notifies Pomeroy of a default. Upon Pomeroy's repurchase of the Eligible Lease and/or Equipment and Soft Costs, the Company will reconvey all of its rights, title and interest in and to the Eligible Lease and/or Equipment, software and services to Pomeroy, free, clear and unencumbered of all liens created by the Company or arising as a result of claims against the Company not related to the Eligible Lease. Pomeroy's repurchase obligations are not contingent upon Pomeroy recovering the Equipment from Lessee or commissions or other fees paid to its sales agents, unless Pomeroy's inability to recover the Equipment is directly caused by the actions of the Company.

          (b) Pomeroy agrees to reimburse the Company for any and all damages and costs, including reasonable attorneys' fees, which the Company may sustain or incur because of any


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                           EXCLUSIVE VENDOR AGREEMENT

     breach of any representation or warranty herein or under any agreement with Lessee. Pomeroy shall not be liable to Company for any indirect, consequential, incidental, exemplary or special damages (including damages for loss or business profits, business interruption, loss of business information or data, or any failure to realize any particular savings (regardless of the legal form or basis for such damages), whether based on tort, contract, strict liability or other theories of recovery, arising out of this Agreement, including the performance or breach thereof, any person's use, or inability to use, the Equipment.

12. REPLACEMENT SERVICER. In the event that Pomeroy fails to perform its obligations under this Agreement, or under any other agreements made with any of the Lessees, due to Pomeroy's insolvency, bankruptcy (whether voluntary or involuntary) or other material degradation of its financial condition, the Company shall have the right to obtain an alternate provider of the services that are described in any other agreements in order to protect the Company's interests under the lease.

13. SERVICE AGREEMENT REBATE. In the event of an event of default by Lessee under the lease ("Lessee Default"), the Company shall first provide reasonable notification to Pomeroy of such Lessee Default. In the event a Lessee is ninety
(90) days past due under its lease, Pomeroy shall use its best efforts after such notification to assist the Company in curing the Lessee Default, provided, however Pomeroy shall not be obligated to pay any past due rental payments to remedy the Lessee's Default. In the event that Company is able to re-lease the Equipment to another third party lessee, Pomeroy agrees to extend to such third party lessee maintenance/service agreements for extended warranty agreements equal to the undelivered or unfulfilled maintenance/service agreements that were originally financed by the Lessee of the Equipment that breached the lease. In the event the Company is unable to re-lease the Equipment to another third party lessee, Pomeroy shall pay to the Company a rebate for all undelivered or unfulfilled maintenance/service agreements or extended warranty agreements, that were originally financed by owner of the Equipment ("Service Agreement Rebate"). The Service Agreement Rebate shall be equal to the original cost of the maintenance/service agreements or extended warranty agreements as a percentage of the total Equipment cost paid by the Company to Pomeroy multiplied by the remaining Lease payments beginning with the first day of the next calendar month after date of the notice to attempt to remedy the Lessee's Default. The Service Agreement Rebate Amount shall be deducted from any commissions payable to Pomeroy pursuant to Section 3.1, 3.2 or 3.3 of this Agreement.

14. ASSIGNMENT OF AGREEMENT. Pomeroy may not assign this Agreement nor any of its rights under this Agreement without the Company's prior written consent. Each Pomeroy entity agrees that it shall not sell all or substantially all of its assets, in one transaction or a series of transactions, unless the acquiror agrees to assume the obligations of Pomeroy under this Agreement. The Company may not assign this Agreement nor any of its rights under this Agreement without Pomeroy's prior written consent. Company agrees that it shall not sell all or substantially all of its assets, in one transaction or a series of transactions, unless the acquiror agrees to assume the obligations of Company under this Agreement.

15.     DEFAULT.

          (a) The occurrence of one or more of the following events will constitute Events of Default under this Agreement:


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                           EXCLUSIVE VENDOR AGREEMENT

          (i) Pomeroy's breach of or failure to perform any of its obligations under this Agreement beyond any applicable cure period;

          (ii) Pomeroy's insolvency or dissolution, institution by, on behalf of or against Pomeroy of bankruptcy, reorganization, receivership, conservatorship or insolvency proceedings, Pomeroy's making an assignment for the benefit of creditors, or Pomeroy's ceasing to do business as a going concern;

         (iii) Company's breach of or failure to perform any of its obligations under this Agreement beyond an applicable cure period; or

          (iv) Company's insolvency or dissolution, institution by, on behalf of, or against Company in bankruptcy, reorganization, receivership, conservatorship or insolvency proceedings, Company's making an assignment for the benefit of creditors, or Company's ceasing to do business as a going concern.

          (b) From and after the occurrence of any Event of Default, the non-defaulting party may do either or both of the following:

          (i) immediately terminate this Agreement, by providing written notice to the breaching party; or

          (ii) exercise any other rights it has under this Agreement, the Uniform Commercial Code or any other law.

Except as otherwise provided herein, Pomeroy or Company, as applicable, will be liable for all costs and expenses incurred by the non-defaulting party because of the occurrence of an Event of Default by a defaulting party, including repossession costs, court costs and attorneys' fees as well as any other damages incurred by the non-defaulting party as a result of claims by Lessee or other third parties arising out of or otherwise related to Pomeroy's or Company's breach of this Agreement.

16. MISCELLANEOUS. Pomeroy waives notice of acceptance hereof. The Company makes no warranties, express or implied, regarding Pomeroy's treatment of this Agreement for income tax purposes. The Company's knowledge at any time of any breach of or non-compliance with any of the provisions of this Agreement shall not constitute any waiver by the Company. Except for certain supplemental and supporting documents which may be required by the Company, this Agreement and the Addenda constitute the entire agreement between the parties and any change or modification to this Agreement must be in writing and signed by the parties. Pomeroy agrees that the Company may directly provide lease applicants with any written notices required by the Equal Credit Opportunity Act or other law.

17. LAW. This Agreement shall be deemed to have been made in and shall be construed and governed in accordance with the laws of the State of Ohio. The parties hereto (i) designate the United States District Court for the Southern District of Ohio, Western Division, and the Hamilton County, Ohio Court of Common Pleas as forums where all matters pertaining to this Agreement may be adjudicated, and (ii) by the foregoing designation, consent to the jurisdiction and venue of such courts

                           EXCLUSIVE VENDOR AGREEMENT

for the purpose of adjudicating all matters pertaining to this Agreement. Pomeroy waives personal service of all process upon it and consents that service of process may be made by mail or messenger directed to it at its address set forth above and that service so made shall be deemed to be completed upon the earlier of actual receipt or three (3) days after the same shall have been posted to Pomeroy's said address. Nothing herein contained shall affect the Company's right to serve legal process in any other manner permitted by law or to bring any suit, action or proceeding against Pomeroy or its property in the courts of any other jurisdiction.

THE PARTIES TO THIS AGREEMENT HEREBY WAIVE ANY AND ALL RIGHT TO A JURY TRIAL IN ANY ACTION ARISING OUT OF OR OTHERWISE RELATED TO THIS AGREEMENT AND/OR RELATED DOCUMENTS, THE RELATIONSHIP BETWEEN THE COMPANY AND POMEROY, OR THE TRANSACTIONS CONTEMPLATED HEREUNDER.

18. TERM. The rights and obligations under this Agreement shall commence on April 17, 2002 (the "Effective Date") and shall continue for a period of seven
(7) years. Thereafter, this Agreement shall be automatically renewed for consecutive one (1) year periods until terminated by either party providing the other party with thirty (30) days prior written notice of termination. Notwithstanding such termination, the provisions hereof shall continue in force as to all Eligible Leases entered into by the Company prior to termination.

19. ENVIRONMENTAL REMEDIATION. The parties agree that Pomeroy has not been supplied with any information of any kind whatsoever that gives it notice of any environmental issues concerning the Equipment. The Company shall have no obligation to conduct any environmental remediation of or to the Equipment, or to the Company premises. Further, the Company assumes no ownership or control of any property that contains environmentally-related liabilities connected to the Equipment. It is the sole obligation of Pomeroy to immediately notify the Company, in writing, of any environmental defect or issue that is known, or becomes known to it, from the date of this Agreement until such time as it is terminated hereunder.

20. COSTS AND EXPENSES. Except as otherwise set forth herein, Pomeroy and the Company agree to pay their own out-of-pocket expenses incurred in connection with all other services rendered hereunder, which will not be deducted from rent or sale proceeds.

21. SUCCESSORS AND ASSIGNS. Each of the parties hereto, for themselves, respective successors, and assigns, hereby covenants and agrees to execute, acknowledge, and deliver or cause to be executed, and assurances, and to perform and do all such further acts and things that may be necessary or desirable to carry out the purposes of this Agreement.



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
                           EXCLUSIVE VENDOR AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year set forth above.

                                           POMEROY COMPUTER RESOURCES, INC.


                                           By:     s/ Michael E. Rohrkemper
                                               ---------------------------------
                                           Title:  Chief Financial Officer



                                           POMEROY RESOURCES SALES COMPANY, INC.


                                           By:     s/ Michael E. Rohrkemper
                                               ---------------------------------
                                           Title:  Secretary



                                           POMEROY COMPUTER RESOURCES
                                           OPERATIONS, LLP

                                           BY:  POMEROY COMPUTER RESOURCES INC.,
                                           PARTNER

                                           By:     s/ Michael E. Rohrkemper
                                               ---------------------------------
                                           Title:  Chief Financial Officer


                                           INFORMATION LEASING CORPORATION


                                           By:     s/ Vincent D. Rinaldi
                                               ---------------------------------
                                           Title:  President


                                       12
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